Exhibit 10.12

SALES DISTRIBUTOR AGREEMENT

This Sales Distributor Agreement (this “Agreement”), dated as of February 18, 2020, is entered into between Ayako Holdings, Inc., a Nevada corporation ("Company"); and Jupiter Wellness Inc., a Florida Corporation (“Distributor”).

RECITALS

WHEREAS, Company is in the business of securing the manufacture and production of certain products combined with certain associated intellectual property which in combination constitute certain brands (“Brands” hereinafter);

WHEREAS, Company operations have been interrupted and not ongoing for a period of months and Company has advised that its present sales partner has been authorized to sell Company Brand products in exchange for the assumption of certain costs associated with the production and storage of inventory;

WHEREAS, Company wishes to retain Distributor as its exclusive agent for the sales and distribution of certain Brands as described herein, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article 1. -           Obligations

1.1.	Subject to the terms and conditions set forth herein, Company hereby engages Distributor to market, sell and distribute the Company Brands, “Bella, Jack, Felix & Ambrosia, fitCBD, Black Belt CBD, dailyCBD, CBD Caring, Hemp Caring and Wellness CBD 1937” product lines (the "Company Brands"). Provider shall act as a sales agent for the Company in the sale of the Company Brands.
1.2.	Provider is authorized to offer contracts for the sale, distribution and marketing of Company Brands and in connection therewith:
1.2.1.	Company agrees to permit Provider to hold itself out as an authorized sales agent for Company Brands;
1.2.2.	Provider will market and sell products under the Company Brands in accord with the direction provided by the Company.
1.2.3.	Company will provide all means to access all advertising campaigns, sales literature, and those certain websites and social media accounts set forth on Exhibit A attached hereto;

1.2.4.	Company represents that it is in possession of certain packaging materials related to the Company Brands currently stored at 1925 Village Center Cir #150, Las Vegas NV 89135 and 7525 W Sahara Ave #420 Las Vegas NV 89117 as listed in Exhibit A hereto, all of which are available for sale by the Distributor (“Company Brand Inventory” hereinafter);
1.3.	Company will secure such other inventory as required to satisfy sales that Distributor may obtain.
1.3.1.	Company may at its option engage the Distributor to act as its procurement agent in dealing with manufacturers, suppliers and packagers of products falling within Company Brands;
1.3.2.	In the event the Distributor acts as a procurement agent, the Company’s disclosure of its and the chemical formulations, recipes, formulae, proprietary information, manufacturing methods, technical knowhow and methods now used in the manufacture, production, distribution, marketing and sale of all Products to the Distributor shall be governed by the Confidentiality, Non-Solicitation and Non-Circumvention provisions contained herein.
1.4.	Company will provide an Intellectual Property Licensing Agreement in the form attached hereto as Exhibit B, attached hereto.
1.5.	Consonant with and as a continuation of the arrangement with its present sales partner, and as an accommodation to ensure the continuation and commercial viability of the Company Brands, Provider shall receive all revenue from the sale of the products within the description of the Company Brand as described herein, and shall provide the Company will all sums required for the supply of inventory sold or required to be manufactured or assembled and, such other costs that an examination of the books and records of the Company reveals is required in order for its required performance hereunder to continue.
1.6.	Provider shall bill for and receive all payments under all sales made by Provider.
1.7.	This Agreement is effective immediately and will remain in effect until December 31, 2020 and will renew automatically for one year terms unless the Company or Distributor provides an intention not to renew ninety days before the expiration of any term.
1.8.	The grant of this Distributorship to the Distributor is exclusive, meaning that the Company will grant no right or license to sell the Company Brands to any other person or business entity and will take all actions reasonable or necessary to terminate any and all grants of similar rights to any other person or business entity.

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1.9.	Storage of Product Inventory.
1.9.1.	Distributor is immediately authorized to examine Company Brand Inventory stored in 925 Village Center Cir #150, Las Vegas NV 89135 and 7525 W Sahara Ave #420 Las Vegas NV 89117. Distributor, its employees, and its authorized representatives may enter the Storage Space during normal business hours to inspect the Company Brand Inventory, provided Distributor gives twenty-four hour written advance notice to Company. Company will cooperate with the Distributor to integrate any inventory controls in place with any inventory controls and audit protocols applicable to the Company Brand Inventory that the Distributor may require.
1.9.2.	The cost for the storage or movement of the Company Brand Inventory shall remain with the Company.
1.9.3.	The location of the Company Brand Inventory within the Storage Space shall be determined by Company in its sole and absolute discretion, and may be contiguous or noncontiguous. The amount of the Storage Space set aside for the Company Brand Inventory may be increased or decreased at any time during the Storage Period at the Company's sole and absolute discretion.
1.9.4.	Company shall have the right, in its sole and absolute discretion, to relocate all or any portion of the Product Inventory to another storage space (“Alternate Space”). All costs of relocation shall be borne by Company.
1.9.5.	Company retains the right to establish reasonable rules and regulations related to the access to and use of the Storage Space at any time and from time to time. Company shall make such rules and regulations available to Distributor within a reasonable period.
1.10.	Confidential Information.
1.10.1.	As used in this Agreement, "Confidential Information" shall mean any purchaser and vendor names, employee names and contact information, software, software passwords or keys, hardware, data, methods, uses, samples, specifications, analysis, information, reports, records, research, trade secrets or know-how (relating to any research project or otherwise), work in progress, future development, engineering, manufacturing, marketing, financial or personnel matter relating to a Disclosing Party, its present or future products, technology, sales, customers, members, employees, affiliates, investors, prospects, markets or business, whether communicated orally, electronically or in writing or obtained by a Receiving Party through observation or examination of the Disclosing Party's facilities, samples or procedures.
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1.10.2.	Identification of Confidential Information. If the Confidential Information is disclosed in writing, it may be labeled as confidential. If the Confidential Information is disclosed orally, the Disclosing Party may inform the Receiving Party that the information is to be treated as confidential. In any event, if the facts and circumstances surrounding a disclosure of information would indicate to a reasonable party that it is Confidential Information, the Receiving Party shall treat such information as Confidential Information.

1.10.3.	Exclusions. A Receiving Party, however, shall have no liability to any other party under this Agreement with respect to a disclosure and/or use of any such Confidential Information that it can establish:
1.10.3.1.	was, has become, or is generally known or available to the public without breach of this Agreement by the Receiving Party;
1.10.3.2.	was known by the Receiving Party before receiving such information from the Disclosing Party;
1.10.3.3.	has become known by or available to the Receiving Party from a source other than the Disclosing Party, without any breach of any obligation of confidentiality owed to the Disclosing Party, subsequent to disclosure of such information to it by the Disclosing Party;
1.10.3.4.	has been independently developed by the Receiving Party without use of or reference to the Confidential Information or by persons who had no access to the Confidential Information; or
1.10.3.5.	has been provided to the Receiving Party with a written statement by the Disclosing Party that it is provided without restriction on disclosures.
1.10.4.	Obligations. The Receiving Party shall hold any Confidential Information in the strictest confidence and will not directly or indirectly disclose any Confidential Information to any person or entity whatsoever, except as provided in this Agreement, absent the prior express written instruction, signed by the president or chief executive officer, of the Disclosing Party. The Receiving Party shall take all steps necessary to ensure that any Confidential Information is held in the strictest confidence and that the terms and conditions of this Agreement are strictly adhered to by the Receiving Party and its respective employees, affiliates, and advisors. The standard of care to be utilized by the Receiving Party in the performance of its obligations set forth in this Agreement relative to its treatment of the Confidential Information shall be the standard of care, but in no event less than a reasonable standard of care, utilized by Receiving Party in treating its own most proprietary, secret and confidential information, and such information shall not be subject to any unwritten right of waiver.

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1.10.5.	Duration of Confidentiality. This Agreement applies to all Confidential Information that is disclosed by the Disclosing Party to the Receiving Party during the period that begins on the date set forth above and will remain in effect for two (2) years after the date of the last disclosure of Confidential Information hereunder, at which time this Agreement will terminate.
1.10.6.	Permitted Disclosures. Receiving Party may disclose the Confidential Information to its responsible employees, affiliates, and professional advisers with a bona fide need to know such Confidential Information, but only to the extent necessary to carry out the Business Purpose and only if such employees, affiliates, and professional advisers are advised of the confidential nature of such Confidential Information and the terms of this Agreement and are bound by a written agreement or by a legally enforceable code of professional responsibility to protect the confidentiality of such Confidential Information.
1.10.7.	Required Disclosures. A Receiving Party may disclose the Confidential Information if and to the extent that such disclosure is required by applicable law, legal process or court order, provided that the Receiving Party uses reasonable efforts to limit the disclosure by means of a protective order or a request for confidential treatment and provides the Disclosing Party prompt notice or any such legal demand or requirement and a reasonable opportunity to review the disclosure before it is made and to interpose its own objection to the disclosure. Notwithstanding the foregoing, the Disclosing Party may have the right to interpose its own protective order to limit the disclosure.
1.11.	Non-Solicitation. Commencing on the date this Agreement is executed, and for a period of two (2) years after its termination, the Recipient shall not, on his or her own behalf or on behalf of any person, firm or corporation, or in any capacity whatsoever, (i) solicit any persons or entities with which the Company had contracts, was negotiating contracts, or was affiliated with the Company for any transaction related to the business opportunity introduced by the Company, or (ii) induce, suggest, persuade or recommend to any such persons or entities that they terminate, alter or refrain from renewing or extending their relationship with the Company, and the Recipient shall not induce or permit any other person to, approach any such person or entity for any purpose. Should Recipient become aware that any other party included hereunder or third party has engaged in such conduct, Recipient agrees to immediately advise the Company of the circumstances of such conduct. The breach or threatened breach by Recipient of any of the provisions of this Agreement shall entitle the Company to a permanent injunction and other equitable relief, without the requirement to post bond, in order to prevent or restrain any such breach or threatened breach by the Recipient or the Recipient’s partners, agents, representatives, servants, independent contractors, affiliates, parent company or any and all persons or entities directly or indirectly acting for or with the Recipient. The rights and remedies of the Company under this Agreement shall be in addition to and not in limitation of any of the rights, remedies, and monetary or other damages or redress available to it at law or equity. This Agreement shall survive the cessation of negotiations between the Parties.

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1.12.	Non-Circumvention. During the term of this Agreement, the Parties and their representatives, agents and affiliates shall refrain from the pursuit or engagement in any (i) transaction involving the Confidential Information; (ii) contact directly or indirectly with any party-in-interest relating to the Confidential Information, or; (iii) disclosure of the existence of or any detail regarding the Confidential Information to any other person, business entity or governmental entity, except as required by subpoena or governmental body order. The Recipient agrees that all communications regarding the Confidential Information, requests for additional information, and discussions or questions regarding the Confidential Information will be submitted or directed to the Parties, and not directly with any other person, business entity or governmental entity. Party covenants not to use any information about the Confidential Information or its existence to the detriment of any Party.
1.13.	Copies and Abstracts. A Receiving Party shall not make or use any copies, synopses or summaries of oral or written material, photographs or any other documentation or information made available or supplied by a Disclosing Party to the Receiving Party except such as are necessary for the Receiving Party's internal communications about carrying out the Business Purpose.
1.14.	Return of Confidential Information. Upon the Disclosing Party's request, the Receiving Party will promptly cease using any Confidential Information received from the Disclosing Party, return to the Disclosing Party all originals and copies of the Confidential Information, destroy all notes, abstracts and other documents that contain Confidential Information, and provide the Disclosing Party a written certification of an officer of the Receiving Party that it has done so.
1.15.	No Representations as to Accuracy. The Disclosing Party warrants that it has the right to make the disclosure of Confidential Information contemplated by this Agreement. In providing the Confidential Information under this Agreement, the Disclosing Party makes no representation, either express or implied, as to its adequacy, sufficiency, or freedom from defect of any kind, including freedom from any intellectual property right infringement that may result from the use of such Confidential Information, and the Disclosing Party shall not incur any responsibility or obligation whatsoever by reason of such Confidential Information.
1.16.	Retention of Legal Rights. The Disclosing Party retains all rights and remedies afforded it with respect to the Confidential Information under the intellectual property and other laws of the United States and the States both during and after the term of this Agreement, including without limitation any trade secret or other laws designed to protect proprietary or confidential information.

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1.17.	No Creation of Ownership Rights. Nothing in this Agreement, nor any action taken by a Receiving Party, including, without limitation, any payment of monies by the Receiving Party to the Disclosing Party, during any discussions prior to the consummation of the proposed Business Purpose shall be construed to convey to the Receiving Party any right, title or interest in the Confidential Information, or any license to use, sublicense, sell, exploit, copy or further develop in any way any Confidential Information. No license is hereby granted or implied under any patent, copyright or trademark, any application for any of the foregoing, or any trade name, trade secret or other proprietary information, in which the Disclosing Party has any right, title or interest.
1.18.	Injunctive Relief. Receiving Party acknowledges that the unauthorized use or disclosure of Confidential Information would cause irreparable harm to the Disclosing Party. Accordingly, the Receiving Party agrees that the Disclosing Party will have the right to obtain an immediate injunction against any breach or threatened breach of this Agreement, as well as the right to pursue any and all other rights and remedies available at law or in equity for such a breach.

Article 2. -           Representations and Warranties of Company

2.1.	Company represents and warrants to Distributor that the statements contained in this Article 2 are true and correct as of the date hereof. For purposes of this Article 2, “Company’s knowledge,” “knowledge of Company” and any similar phrases shall mean the actual or constructive knowledge of Krista Whitley, without any duty of investigation or inquiry.
2.2.	Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada. Company has full company power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Company of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite company action on the part of Company. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Company, and (assuming due authorization, execution and delivery by Distributor) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Company, enforceable against Company in accordance with their respective terms.
2.3.	The execution, delivery and performance by Company of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of incorporation, by-laws or other organizational documents of Company; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Company or the Purchased Assets; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any contract or other instrument to which Company is a party or to which any of the Purchased Assets are subject; or (d) result in the creation or imposition of any Encumbrance on the Purchased Assets. No consent, approval, waiver or authorization is required to be obtained by Company from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Company of this Agreement and the consummation of the transactions contemplated hereby.

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2.4.	Intellectual Property.
2.4.1.	“Intellectual Property” means any and all of the following in any jurisdiction throughout the world: (i) trademarks and service marks, including all applications and registrations and the goodwill connected with the use of and symbolized by the foregoing; (ii) copyrights, including all applications and registrations related to the foregoing; (iii) trade secrets and confidential know-how; (iv) patents and patent applications; (v) websites and internet domain name registrations; and (vi) other intellectual property and related proprietary rights, interests and protections (including all rights to sue and recover and retain damages, costs and attorneys’ fees for past, present and future infringement and any other rights relating to any of the foregoing).
2.4.2.	The Parties intend that all Intellectual Property owned by Company in connection with the Products, and all rights relating thereto, shall constitute the Licensed IP (“Licensed IP”). Company owns or has adequate, valid and enforceable rights to use all the Licensed IP. Company is not bound by any outstanding judgment, injunction, order or decree restricting the use of the Licensed IP, or restricting the licensing thereof to any person or entity.
2.4.3.	Company’s prior and current use of the Licensed IP has not and does not infringe, violate, dilute or misappropriate the Intellectual Property of any person or entity and there are no claims pending or threatened by any person or entity with respect to the ownership, validity, enforceability, effectiveness or use of the Licensed IP. No person or entity is infringing, misappropriating, diluting or otherwise violating any of the Licensed IP, and neither Company nor any affiliate of Company has made or asserted any claim, demand or notice against any person or entity alleging any such infringement, misappropriation, dilution or other violation.
2.5.	Other than the representations and warranties expressly set forth in this Article III, COMPANY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, WITH RESPECT TO COMPANY, ANY OF ITS ASSETS (INCLUDING WITHOUT LIMITATION THE PURCHASED ASSETS), LIABILITIES (WHETHER KNOWN OR UNKNOWN) OR OPERATIONS, INCLUDING WITHOUT LIMITATION WITH RESPECT TO MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE OR HABITABILITY, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

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Article 3. -           Representations and Warranties of Distributor

3.1.	Distributor represents and warrants to Company that the statements contained in this Article 3 are true and correct as of the date hereof. For purposes of this Article 3 “Distributor’s knowledge,” “knowledge of Distributor” and any similar phrases shall mean the actual or constructive knowledge of any director or officer of Distributor.
3.2.	Distributor is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Distributor has full company power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Distributor of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite company action on the part of Distributor. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Distributor, and (assuming due authorization, execution and delivery by Company) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Distributor enforceable against Distributor in accordance with their respective terms.
3.3.	The execution, delivery and performance by Distributor of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of incorporation, by-laws or other organizational documents of Distributor; or (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Distributor. No consent, approval, waiver or authorization is required to be obtained by Distributor from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Distributor of this Agreement and the consummation of the transactions contemplated hereby.
3.4.	There is no Action of any nature pending or, to Distributor’s knowledge, threatened against or by Distributor that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

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Article 4. -           Miscellaneous Provisions

4.1.	Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.
4.2.	Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.02):
If to Company:	Ayako Holdings, Inc. 9101 W. Sahara Ave #105-346 Las Vegas, NV 89117 Attn: Krista Whitley Email: fabulouskrista@gmail.com
If to Distributor:	Jupiter Wellness Marketing, Inc 725 North Highway A1A, Suite C-106 Jupiter, Florida 33477 Attn: Brian Johns Email: brian@cbdbrands.net
4.3.	Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.
4.4.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.
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4.5.	Entire Agreement. This Agreement and the documents to be delivered hereunder constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and the documents to be delivered hereunder, the statements in the body of this Agreement will control.

4.6.	Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.
4.7.	No Third-party Beneficiaries. Except as provided herein, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
4.8.	Amendment and Modification. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.
4.9.	Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
4.10.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction).
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4.11.	Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Florida in each case located in the county of Palm Beach, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.
4.12.	Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.
4.13.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

COMPANY

Ayako Holdings, Inc.,

a Nevada corporation

By: ______________________

Krista Whitley

Its: Director

DISTRIBUTOR

Jupiter Wellness, Inc.,

A Florida Corporation

By:       _________________________

Brian John

Its:        CEO

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EXHIBIT A

WEBSITES & SOCIAL MEDIA ACCOUNTS

cbdcaring.com

@CBDCaring on Facebook, Instagram, and Twitter

altitudeproducts.com

@AltitudeProducts on Facebook, Instagram, and Twitter

celebratebella.com

@CelebrateBella on Facebook, Instagram, and Twitter

productsbyjack.com

@ProductsbyJack on Facebook, Instagram, and Twitter

felixandambrosia.com

@felixandambrosia on Facebook, Instagram, and Twitter

hempcaring.com

@hempcaring on Facebook, Instagram, and Twitter

1937wellness.com

@1937wellness on Facebook, Instagram, and Twitter

cbddailywellness.com

@cbddailywell on Facebook, Instagram, and Twitter

blackbeltcbd.com

@blackbeltcbd on Facebook, Instagram, and Twitter

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INVENTORY AS OF FEBRUARY 3, 2020

	Units	Per Item Value	Total Value
Office
RACK 1	Units	Per Item Value	Total Value
Shelf 1
Bella Mani Di Lusso (hand cream)	1	$12.00	$132.00
Bella Crema d' Notte (face cream) samples .5oz	2	$20.00	$40.00
Shelf 2
Bella Olio per Capelli (Hair Oil) Tropical 1oz	17	$25.00	$425.00
Bella Olio per Capelli (Hair Oil) Rose 1oz	41	$25.00	$1,025.00
Bella Occhi Vivaci (Eye Cream) .50oz	130	$45.00	$5,850.00
Bella Olio per Capelli (Hair Oil) Rose 4oz	23	$50.00	$1,150.00
Bella Crema Elegante (unscented) 4oz	2	$80.00	$160.00
Bella Crema Elegante (Rose) 4oz	2	$90.00	$90.00
Bella Sugar Scrub Dolce 16oz	34	$29.99	$1,019.66
Bella Sale da Bango (Bath Salts) 2oz	11	$8.00	$88.00
Bella Sale da Bango (Bath Salts) 16oz	38	$29.99	$1,139.62
Shelf 3
Bella Olio per Massage Oil Tropical 1oz	16	$20.00	$320.00
Bella Olio per Massage Oil Tropical 4oz	5	$45.00	$225.00
Bella Olio per Massage Oil Rose 1oz	38	$19.99	$759.62
Bella Olio per Massage Oil Rose 4oz	0	$39.99	$0.00
Bella Olio per Massage Oil Unscented 4oz	1	$39.99	$39.99
Bella bel Viso (Facial Cleanser) 4oz	0	$22.00	$0.00
Bella Olio Lusso (Facial Oil) 1oz	16	$95.00	$1,520.00

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Shelf 4
Bella Aqua d' Amore (water base lube) 2.5oz	69	$12.00	$828.00
Bella Aqua d' Amore (water base lube) 6oz	48	$24.00	$1,152.00
Bella Amore Passionale (hybrid lube) BLK bottle 2oz	0	$12.00	$0.00
Bella Amore Passionale (hybrid lube) BLK bottle 6oz	6	$19.99	$119.94
Bella Amore Passionale (hybrid lube) WHITE bottles 6oz	17	$24.00	$408.00
Bella Olio d' Amore (silicone lube) 6oz	0	$32.00	$0.00
Bella Olio d' Amore (silicone lube) 2oz	21	$16.00	$336.00
Shelf 5
Bella Bomba da Bango Eucalyptus (large bath bomb) 5oz	42	$10.00	$420.00
Bella Bomba da Bango Rose (large bath bomb) 5oz	9	$12.00	$108.00
Shelf 6
Bella Brilliante (hair conditioner) 16oz	9	$55.00	$495.00
Bella bel Corpo (shower gel) Tropical 8.5oz	3	$19.99	$59.97
Shelf 7
Bella bel Corpo (shower gel) 8.5oz	201	$19.99	$4,017.99

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Rack 2

Shelf 2
Bella Scrub Dolce 2oz	33	$8.00	$264.00
Jack Skin Sealent 50spf (sun cream) 2.5oz	1	$11.99	$11.99
Jack Skin Sealent 50spf (sun cream) 4oz	6	$19.99	$119.94
Jack Power Wash (body wash) 2.5oz	13	$9.99	$129.87
Jack Stache Cement 3.5oz	43	$24.00	$1,032.00
Jack Beard Builder 2.5oz	0	$11.99	$0.00
Jack Smooth Stud Hemp Infused (shaving cream) 4oz	0	$3.99	$0.00
Jack Palm Plaster Hemp Infused (hand cream) 4oz	0	$4.49	$0.00

Shelf 3
F+A Cockalot Berry (water based lube) (chocolate/strawberry) 2.5oz	2	$14.00	$28.00
F+A Bangin Berry (water base lube) (blueberry) 2.5oz	37	$14.00	$518.00
F+A Banana Cream Pie (water base lube) (banana) 2.5oz	44	$14.00	$616.00
Jack Power Wash (body wash) 8oz	23	$16.99	$390.77
Jack Power Wash Hemp Infused (body wash) 8oz	10	$5.49	$54.90
F+A Not a Virgin (water base lube) (pina colada) 2.5oz	5	$14.00	$84.00
F+A Rainbow Rider (water base lube) (FRUIT PUNCH) 2.5oz	5	$14.00	$70.00
Shelf 4
F+A Sunny Daze 30spf (sun cream) 8oz	0	$40.00	$0.00
F+A Burn Out After Cooling Relief Gel 2.5oz	0	$12.00	$0.00
F+A Sunny Daze 30spf (sun cream) 4oz	1	$25.00	$25.00
F+A Sunny Daze 30spf (sun cream) 2oz
Hemp Caring Personal Lube (water base) 6oz	6	$24.00	$144.00
Daily Soak (bath salts) 8oz	0	$40.00	$0.00
F+A Bugger Off (hand sanitizer) 1oz	23	$12.00	$276.00
Hemp Caring Lip Plumper	0	$9.99	$0.00
Daily Lip Balm	8	$9.00	$72.00
Bella Bacio della Vita (kiss of life)	6	$4.00	$24.00
Bella Bacio della Morte (kiss of death)	0	$4.00	$0.00
Bella Bacione Lip Plumper	21	$6.00	$150.00
F+A Crack is Wack 3oz	94	$29.99	$119.96

17

Shelf 5
Jack Knob Polish (water base lube) 6oz	130	$24.00	$3,120.00
Jack Knob Polish (water base lube) 2oz	49	$12.00	$588.00
Shelf 6
F+A Sole Food (food cream) 2.5oz	226	$29.99	$6,777.74
Shelf 7
Jack Safety Soak Hemp Infused (bath salts) 8oz	119	$5.49	$653.31
Rack 3

Shelf 1
Camphor Essential Oil- 25lb	0	$550.00	$0.00
Peppermint Essential Oil- 25lb	0	$620.00	$0.00
Eucalyptus Essential Oil- 25lb	0	$740.00	$740.00
Moroccan Rose Facial Oil- 1 Gallon	0	$769.00	$0.00
CBD Isolate 1KG Mile High Labs	0	$7,500.00	$0.00
Menthol Crystals 8oz Bags	0	$24.99	$0.00
Best Flavors Fruit Punch Flavor Concentrate 1oz	0	$16.99	$0.00
Best Flavors Pina Colada Flavor Concentrate 1oz	0	$16.99	$0.00
Best Flavors Chocolate Flavor Concentrate 1oz	0	$16.99	$0.00
Best Flavors Blueberry Flavor Concentrate 1oz	0	$16.99	$0.00
Best Flavors Strawberry Flavor Concentrate 1oz	0	$16.99	$0.00
Best Flavors Banana Cream Flavor Concentrate 1oz	0	$16.99	$0.00
10lb Bag Natural Soy Wax	0	$44.99	$0.00
Unrefined Shea Butter 16oz	0	$22.99	$0.00
Vitamin E Oil 2.5oz	0	$7.99	$0.00
Red Mica Pigment Powder 4oz	0	$19.99	$0.00
Millard Black .15oz Lip Balm Tube Bag of 100 units	0	$19.99	$0.00
Millard Lip Balm Crafting Kit	0	$24.99	$0.00
Dropper	0	$4.99	$0.00

18

Shelf 2
FitCBD Recover Rub 8oz	100	$34.99	$3,499.00
FitCBD Recover Roll-On 3oz	13	$24.99	$324.87
Whisker Wellness Toy/Small Pet 100mg	10	$19.99	$199.90
Whisker Wellness Standard 250mg	12	$29.99	$359.88
Whisker Wellness Working 500mg	11	$39.99	$439.89
Whisker Wellness Giant 1000mg	13	$49.99	$649.87
1937 Ease Elixir 2500mg	6	$100.00	$600.00
Shelf 3
Black Belt Recover Rub 2oz	0	$9.00	$0.00
Black Belt Recover Rub 8oz	43	$39.99	$1,719.57
Black Belt Recover Rub 16oz	3	$59.99	$179.97
Black Belt Recover Roll-On 3oz	44	$21.99	$967.56
1937 Comfort Cream 8oz	17	$129.99	$2,209.83
1937 Temple Tonic 3oz	66	$34.99	$2,309.34
1937 Radiant Relief 8oz	41	$119.99	$4,919.59
Shelf 4
Black Belt Recover Rub (pillow pack) .17oz	2476	$5.00	$12,380.00
1937 Comfort Cream (pillow pack) .17oz	1018	$3.50	$3,563.00
Give the Gift of CBD postcards Hand & Foot	1000	$1.00	$1,000.00
Shelf 5
Bella Crema Elegante (pillow pack) .17oz	398	$3.99	$1,588.02
Clear Pouches	17	$10.00	$170.00
Give the Gift of CBD postcards Recover Pack	1000	$1.00	$1,000.00
Give the Gift of CBD postcards Bella	1000	$1.00	$1,000.00
CBD Caring Window Clings	23	$5.00	$115.00
Sleeve of Business Cards	2800	$1.00	$2,800.00

19

Shelf 6
Bella Aqua d' Amore (water base lube) (pillow pack) .17oz	3590	$2.50	$8,975.00
Dr. D CBD Topical 4oz 800mg Relaxing Lavender FS	21	$65.00	$1,365.00
Dr. D CBD Tincture 1oz 750mg Cinnamon FS	12	$65.00	$780.00
Dr. D CBD Pet Tincture 1oz 500mg Bacon FS	12	$45.00	$540.00
Dr. D CBD Zero THC Capsules 1500mg- 60 Caps 25mg	12	$65.00	$780.00
Dr. D CBD FS Softgels 1500mg- 60 Caps 25mg	9	$85.00	$765.00
Shelf 7
Jack Knob Polish (water base lube) (pillow pack) .17oz	1068	$2.50	$2,670.00
Bella Amore Passionale (hybrid lube) (pillow pack) .17oz	335	$2.50	$837.50
Bella Olio d' Amore (silicone lube) (pillow pack) .17oz	992	$3.50	$3,472.00

Rack 4

Shelf 1
Rose Fragrance Oil- 25lb	0	$1,461.80	$0.00
Belize Fragrance Oil- 25lb	0	$597.07	$597.07
Blue Hawaii Fragrance Oil- 25lb	0	$555.90	$555.90
True Blue Manoi Fragrance Oil- 25lb	0	$350.01	$350.01
Belize Fragrance Oil- 5gal	0	$550.00
Blue Hawaii Fragrance Oil- 5gal	0	$550.00
True Blue Manoi Fragrance Oil- 5gal	0	$550.00
Bubble Wrap Roll	1	$45.00	$45.00
CBD Isolate 1KG	10	$7,500.00	$75,000.00
Shelf 2
Ring Light	1	$50.00	$50.00
Gift Wrap	4	$7.50	$30.00
Gift Wrap Half Roll	2	$3.00	$6.00
Ribbon	1 1/2	$15.00	$15.00
Gold Pom Pom	1	$5.00	$5.00
Red Tissue Paper	1	$5.00	$5.00
Bubble Wrap Roll	1	$50.00	$50.00

20

Shelf 3
Dr D. CBD 750mg Cinnamon Tincture		3	$30.00	$90.00
CBD Caring Post Cards		1000	$1.00	$1,000.00
Shelf 4
Wholesale Catalogue		76	$10.00	$760.00
2020 Calendar		1	$20.00	$20.00
Shipping Station
Laptop		1	$1,200.00	$1,200.00
Scale		1	$300.00	$300.00
Label Machine		1	$100.00	$100.00
OOF SUPPLIES
Craig- Laptop		1	$2,800.00	$2,800.00
Jim- Laptop		1	$1,500.00	$1,500.00
Dwayne - Laptop		1	$1,500.00	$1,500.00
Krista- Laptop		1	$2,800.00	$2,800.00
Count completed 01/06/2020 @12:40pm by IM			Total Office Value	$188,897.04

Storage Unit 420
PRODUCT LABELS
Bella		Units	Per Item Value	Total Value
Crema Elegante, Unscented 1oz 30mg	Discontinued	0	$0.24	$0.00
Crema Elegante, Rose 1oz 30mg	Discontinued	0	$0.24	$0.00
Crema Elegante, Tropicale 1oz 30mg	Discontinued	0	$0.24	$0.00
Crema Elegante, Unscented 4oz (front) 250mg		285	$0.50	$142.50
Crema Elegante, Unscented 4oz (bottom) 250mg		275	$0.50	$137.50
Crema Elegante, Rose 4oz (front) 250mg		1203	$0.50	$601.50
Crema Elegante, Rose 4oz (bottom) 250mg		525	$0.50	$262.50
Crema Elegante, Tropicale 4oz (front) 250mg		1518	$0.50	$759.00
Crema Elegante, Tropicale 4oz (bottom) 250mg		940	$0.50	$470.00
Crema da Notte, 2oz (Front) 100mg		249	$0.48	$119.52
Crema da Notte, 2oz (Bottom) 100mg		761	$0.22	$167.42
Bomba da Bagno Large, Rose 50mg	Discontinued	0	$0.59	$0.00
Bomba da Bagno Large, Original 50mg	Discontinued	0	$0.59	$0.00
Aqua d' Amore - 2oz (Front)		147	$0.23	$33.81
Aqua d' Amore - 2oz (Back)		180	$0.23	$41.40
Aqua d' Amore - 6oz (Front)		489	$0.39	$190.71
Aqua d' Amore - 6oz (Back)		485	$0.39	$189.15

21

Olio per Massaggio, Unscented 1oz		377	$0.90	$339.30
Olio per Massaggio, Rose 1oz		105	$0.90	$94.50
Olio per Massaggio, Tropicale 1oz		103	$0.90	$92.70
Olio per Massaggio, Unscented 4oz		111	$0.96	$106.56
Olio per Massaggio, Rose 4oz		773	$0.96	$742.08
Olio per Massaggio, Tropicale 4oz		823	$0.96	$790.08
Bomba da Bagno - Petite (Rose)	Discontinued	0	$0.94	$0.00
Bomba da Bagno - Petite (Original)	Discontinued	0	$0.94	$0.00
Sale da Bagno 2oz 30mg		1468	$0.50	$734.00
Sale da Bagno 16oz 250mg		415	$0.92	$381.80
Salute 1oz 100mg	discontinued	0	$0.90	$0.00
Salute 1oz 250mg	discontinued	0	$0.90	$0.00
Salute 1oz 500mg	discontinued	0	$0.90	$0.00
Olio per Capelli, Rose 1oz (hair oil) 50mg	discontinued	0	$0.90	$0.00
Olio per Capelli, Tropicale 1oz (hair oil) 50mg	discontinued	0	$0.90	$0.00
Olio per Capelli, Rose 4oz (hair oil) 100mg	discontinued	0	$0.96	$0.00
Olio per Capelli, Tropicale 4oz (hair oil) 100mg	discontinued	0	$0.96	$0.00
Olio Lusso, Rose 1oz (facial oil) 500mg		609	$0.67	$408.03
Olio d' Amore, 2.5oz (front) (silicone lubricant) 40mg		323	$0.23	$74.29
Olio d' Amore, 2.5oz (back) (silicone lubricant) 40mg		399	$0.23	$91.77
Olio d' Amore, 6oz (front) (silicone lubricant) 100mg		519	$0.39	$202.41
Olio d' Amore, 6oz (back) (silicone lubricant) 100mg		542	$0.39	$211.38
Amore Passionale, 2.5oz (front) (hybrid lubricant) 40mg		211	$0.23	$48.53
Amore Passionale, 2.5oz (back) (hybrid lubricant) 40mg		217	$0.23	$49.91
Amore Passionale, 6oz (front) (hybrid lubricant) 40mg		500	$0.39	$195.00
Amore Passionale, 6oz (back) (hybrid lubricant) 40mg		500	$0.39	$195.00
Bacione .15oz (lip plumper)		492	$0.17	$83.64
Bacio della Morte .15oz (lip balm)		675	$0.17	$114.75
Bacio della Vita .15oz (lip balm)		536	$0.17	$91.12
Bel Capelli, Rose 2.5oz (shampoo) 40mg	discontinued	0		$0.00
Bel Capelli, Rose 16oz (shampoo) 250mg	discontinued	0	$0.96	$0.00
Bel Capelli, Tropicale 2.5oz (shampoo) 40mg	discontinued	0		$0.00
Bel Capelli, Tropicale 16oz (shampoo) 250mg	discontinued	0	$0.96	$0.00
Bel Corpo, Rose 2.5oz (body wash) 30mg		0		$0.00
Bel Corpo, Rose 8.5oz (body wash) 100mg		519	$0.96	$498.24
Bel Corpo, Tropicale 2.5oz (body wash) 30mg		0		$0.00
Bel Corpo, Tropicale 8.5oz (body wash) 100mg		954	$0.96	$915.84
Bel Viso, 1oz (facial cleanser) 25mg		0	$9.99	$0.00
Bel Viso, 4oz (facial cleanser) 100mg		730	$0.96	$700.80
Bel Viso, 8oz (facial cleanser) 100mg		0		$0.00

22

Brilliante, Rose 2.5oz (conditioner) 50mg	discontinued	0		$0.00
Brilliante, Rose 16oz (conditioner) 250mg	discontinued	0	$0.96	$0.00
Brilliante, Tropicale 2.5oz (conditioner) 50mg	discontinued	0		$0.00
Brilliante, Tropicale 16oz (conditioner) 250mg	discontinued	0	$0.96	$0.00
Occhi Vivaci, 1oz (eye cream) 250mg		1,689	$0.50	$844.50
Scrub Dolce, 2oz (sugar scrub) Front 30mg		1,461	$0.48	$701.28
Scrub Dolce, 2oz (sugar scrub) Bottom 30mg		1,920	$0.22	$422.40
Scrub Dolce, 16oz (sugar scrub) 250mg		749	$1.15	$861.35
Bella Tamper Seals		4,928	$0.13	$640.64
Mani di Lusso 2oz (front) (hand cream) 100mg		1900	$0.48	$912.00
Mani di Lusso 2oz (back) (hand cream) 100mg		1900	$0.48	$912.00

Jack
Knob Polish 2.5oz (front) 40mg		375	$0.23	$86.25
Knob Polish 2.5oz (back) 40mg		375	$0.23	$86.25
Knob Polish 6oz (front) 100mg		433	$0.38	$164.54
Knob Polish 6oz (back) 100mg		757	$0.38	$287.66
Beard Builder 2oz 50mg		883	$0.48	$423.84
Skin Sealant 2.5oz (front) 50mg		1128	$0.35	$394.80
Skin Sealant 2.5oz (back) 50mg		380	$0.35	$133.00
Skin Sealant 4oz (front) 100mg		327	$0.24	$78.48
Skin Sealant 4oz (back) 100mg		309	$0.24	$74.16
Stache Cement 3.5oz (top) 100mg		291	$0.39	$113.49
Stache Cement 3.5oz (bottom) 100mg		279	$0.39	$108.81
Power Wash 2.5oz (front) 30mg		800	$0.35	$280.00
Power Wash 2.5oz (back) 30mg		800	$0.35	$280.00
Power Wash 8oz (front) 100mg		359	$0.47	$168.73
Power Wash 8oz (back) 100mg		836	$0.47	$392.92

Felix & Ambrosia
Sunny Daze 2.5oz (front) 40mg		410	$0.29	$118.90
Sunny Daze 2.5oz (back) 40mg		423	$0.29	$122.67
Sunny Daze 4oz (front) 100mg		336	$0.35	$117.60
Sunny Daze 4oz (back) 100mg		179	$0.35	$62.65
Sunny Daze 8oz (front) 200mg		578	$0.47	$271.66
Sunny Daze 8oz (back) 200mg		1660	$0.47	$780.20
Burn Out 2.5oz (front) 40mg		3364	$0.24	$807.36
Burn Out 2.5oz (back) 40mg		881	$0.24	$211.44
Burn Out 6oz (front) 100mg		524	$0.25	$131.00
Burn Out 6oz (back) 100mg		1253	$0.25	$313.25

23

Bugger Off 1oz 25mg		642	$0.47	$301.74
Unicorn Drops 1oz (blueberry) 50mg	discontinued	0	$0.74	$0.00
Unicorn Drops 1oz (blueberry) 150mg	discontinued	0	$0.74	$0.00
Unicorn Drops 1oz (blueberry) 250mg	discontinued	0	$0.74	$0.00
Unicorn Drops 1oz (rainbow) 50mg	discontinued	0	$0.74	$0.00
Unicorn Drops 1oz (rainbow) 150mg	discontinued	0	$0.74	$0.00
Unicorn Drops 1oz (rainbow) 250mg	discontinued	0	$0.74	$0.00
Sweet Love Cock-A-Lot Berry 2.5oz (front) (chocolate/strawberry) 40mg		560	$0.29	$162.40
Sweet Love Cock-A-Lot Berry 2.5oz (back) (chocolate/strawberry) 40mg		560	$0.29	$162.40
Sweet Love Banana Cream Pie 2.5oz (front) (banana cream) 40mg		654	$0.29	$189.66
Sweet Love Banana Cream Pie 2.5oz (back) (banana cream) 40mg		659	$0.29	$191.11
Sweet Love Not A Virgin 2.5oz (front) (pina colada) 40mg		501	$0.29	$145.29
Sweet Love Not A Virgin 2.5oz (back) (pina colada) 40mg		498	$0.29	$144.42
Sweet Love Bangin' Berry 2.5oz (front) (blueberry) 40mg		484	$0.29	$140.36
Sweet Love Bangin' Berry 2.5oz (back) (blueberry) 40mg		576	$0.29	$167.04
Sweet Love Rainbow Rider 2.5oz (front) (fruit punch) 40mg		745	$0.29	$216.05
Sweet Love Rainbow Rider 2.5oz (back) (fruit punch) 40mg		755	$0.29	$218.95
Sweet Love Humpkin Spice 2.5oz (front) (pumpkin) 40mg		765	$0.29	$221.85
Sweet Love Humpkin Spice 2.5oz (back) (pumpkin) 40mg		758	$0.29	$219.82
Crack is Wack 2oz 500mg		998	$0.35	$349.30
Sole Food 2.5oz (Front)		462	$0.29	$133.98
Sole Food 2.5oz (Back)		462	$0.29	$133.98

Wellness CBD 1937
Comfort Cream 1oz (top) 120mg	discontinued	0	$0.39	$0.00
Comfort Cream 8oz 1000mg		3,681	$0.50	$1,840.50
Ease Elixir Tincture 2oz 500mg	discontinued	0	$0.36	$0.00
Ease Elixir Tincture 2oz 1000mg	discontinued	0	$0.36	$0.00
Ease Elixir Tincture 2oz 1500mg	discontinued	0	$0.36	$0.00
Ease Elixir Tincture 2oz 2500mg	discontinued	0	$0.36	$0.00
Solace Supplement (2 capsules) 50mg each	discontinued	0	$0.32	$0.00
Solace Supplement (30 capsules) 50mg each, 1500mg bottle	discontinued	0	$0.39	$0.00
Temple Tonic 1oz 500mg		163	$0.34	$55.42

24

Whisker Wellness
Liver Bites TOY (30 treats) 3.33mg each 100mg	discontinued	0	$0.50	$0.00
Liver Bites STANDARD (30 treats) 8.33mg each 250mg	discontinued	0	$0.50	$0.00
Liver Bites WORKING (30 treats) 16.66mg each 500mg	discontinued	0	$0.50	$0.00
Liver Bites GIANT (30 treats) 33.33mg each 1000mg	discontinued	0	$0.50	$0.00
Salmon Oil Tincture TOY 2oz 100mg		234	$0.50	$117.00
Salmon Oil Tincture STANDARD 2oz 250mg		340	$0.50	$170.00
Salmon Oil Tincture WORKING 2oz 500mg		334	$0.50	$167.00
Salmon Oil Tincture GIANT 2oz 1000mg		394	$0.50	$197.00

BLACK BELT LABELS
Performance Protein Beef Base Acai Berry 2oz 7.5mg	discontinued	0	$0.32	$0.00
Performance Protein Beef Base Acai Berry 32oz 125mg	discontinued	0	$0.47	$0.00
Performance Protein Beef Base Acai Berry 128oz (Gallon) 500mg	discontinued	0	$0.98	$0.00
Performance Protein Beef Base Chai 2oz 7.5mg	discontinued	0	$0.32	$0.00
Performance Protein Beef Base Chai 32oz 125mg	discontinued	0	$0.47	$0.00
Performance Protein Beef Base Chai 128oz 500mg	discontinued	0	$0.98	$0.00
Performance Protein Beef Base Peanut Butter Chocolate 2oz 7.5mg	discontinued	0	$0.32	$0.00
Performance Protein Beef Base Peanut Butter Chocolate 32oz 125mg	discontinued	0	$0.47	$0.00
Performance Protein Beef Base Peanut Butter Chocolate 128oz (Gallon) 500mg	discontinued	0	$0.98	$0.00
Performance Protein Plant Base Acai Berry 2oz 7.5mg	discontinued	0	$0.32	$0.00
Performance Protein Plant Base Acai Berry 32oz 125mg	discontinued	0	$0.47	$0.00
Performance Protein Plant Base Acai Berry 128oz (Gallon) 500mg	discontinued	0	$0.98	$0.00
Performance Protein Plant Base Chai 2oz 7.5mg	discontinued	0	$0.32	$0.00
Performance Protein Plant Base Chai 32oz 125mg	discontinued	0	$0.47	$0.00
Performance Protein Plant Base Chai 128oz (Gallon) 500mg	discontinued	0	$0.98	$0.00
Performance Protein Plant Base Peanut Butter Chocolate 2oz 7.5mg	discontinued	0	$0.32	$0.00
Performance Protein Plant Base Peanut Butter Chocolate 32oz 125mg	discontinued	0	$0.47	$0.00
Performance Protein Plant Base Peanut Butter Chocolate 128oz (Gallon) 500mg	discontinued	0	$0.98	$0.00
Training Tonic 2oz 250mg	discontinued	0	$0.18	$0.00
Recover Roll-On .33oz 150mg	discontinued	0	$0.18	$0.00
Recover Roll On 3oz 150mg		703	$0.19	$133.57
Control Capsules (30 capsules) 15mg each, 450mg bottle	discontinued	0	$0.47	$0.00

25

Recover Rub 2oz 50mg		999	$0.32	$319.68
Recover Rub 8oz 250mg		1175	$0.18	$211.50
Recover Rub 16oz 500mg		1633	$0.37	$604.21
Warrior Warm Up Chai 2oz 40mg	discontinued	0	$0.32	$0.00
Warrior Warm Up Chai 12oz 250mg	discontinued	0	$0.26	$0.00
Warrior Warm Up Fruit Punch 2oz 40mg	discontinued	0	$0.32	$0.00
Warrior Warm Up Fruit Punch 12oz 250mg	discontinued	0	$0.26	$0.00

Hemp Caring Labels
Pain Tonic 2oz	discontinued	0	$0.35	$0.00
Migraine Relief 1oz		1900	$0.36	$684.00
Beard Oil 2oz		1900	$0.35	$665.00
Pain Cream 8oz		1900	$0.35	$665.00
Personal Lubricant 2oz (front)		1900	$0.36	$684.00
Personal Lubricant 2oz (back)		1900	$0.36	$684.00
Body Butter 4oz		1995	$0.33	$658.35
Personal Lubricant 6oz (front)		1976	$0.37	$731.12
Personal Lubricant 6oz (back)		1976	$0.37	$731.12
Lip Balm .15oz		1976	$0.36	$711.36
Lip Plumber .15oz		1976	$0.36	$711.36
Flavor Drops, rainbow 1oz	discontinued	0	$0.36	$0.00
Flavor Drops, blueberry 1oz	discontinued	0	$0.36	$0.00

Daily CBD
Tincture 1oz 300mg	discontinued	0	$0.49	$0.00
Lube (water based) 2.5oz (front) 30mg		1319	$0.46	$606.74
Lube (water based) 2.5oz (back) 30mg		1463	$0.46	$672.98
Soak 2oz (top)		922	$0.49	$451.78
Soak 8oz 300mg		2376	$0.49	$1,164.24
Capsules (30 each) 10mg each 300mg bottle	discontinued	0	$0.36	$0.00
Daily roll on Rub		1852	$0.29	$537.08
daily lip balm		884	$0.36	$318.24

26

Fit CBd
8 oz Recover Rub	1000	$0.18	$180.00
3oz Recover Roll On	0	$0.29	$0.00

Containers and Lids	Units
Black 24-410 PP Smooth Disc Cap Unlined	250	$0.89	$222.50
PET Single Wall Jar 8oz White	2,777	$0.59	$1,638.43
Pre-Labeled FitCBD 8oz White	412	$0.89	$366.68
PET Straight Sided Jars - 32oz; Clear	84	$0.97	$81.48
2oz Malibu Bottles Black	1575	$0.63	$992.25
2oz Malibu Bottles White		$0.67	$0.00
2oz Malibu Bottles Flip top caps (Black)	1260	$0.27	$340.20
MDPE Plastic Tottle Tube - 4oz; Natural	1124	$0.57	$640.68
MDPE Plastic Tottle Tube - 8oz; Natural	583	$0.83	$483.89
MDPE Plastic Tottle Tube - 2oz; Natural	625	$0.42	$262.50
Roll On Bottle Balls	1284	$0.27	$346.68
500 ml BR/SQ 24-B Black	320	$8.00	$2,560.00
Labeled Bottles for Temple Tonic	225	$1.24	$279.00
Temple Tonic Bottle Lids	70	$0.32	$22.40
35mm Smooth Roll On Cap	900	$0.31	$279.00
White Smooth Lids 8oz	595	$0.19	$113.05
Induction Seals 8oz	1800	$0.11	$198.00
Black Smooth Lids 8oz	96	$0.19	$18.24
White Ridged Lids 8oz	43	$0.19	$8.17
Labeled Black Belt Jars 8oz	229	$1.34	$306.86
30ml Dark Violet Glass Bottles	771	$1.89	$1,457.19
2oz White Glass Boston Round Bottle	621	$1.34	$832.14
White Small Roll On Tubes, rollers, caps	535	$0.87	$465.45
White Lip Balm Tubes	122	$0.08	$9.76
White Lid for Lip Balm	133	$0.04	$5.32
2oz Droppers	1062	$0.19	$201.78
Black Droppers	833	$0.19	$158.27
PP Plastic Measuring Scoop - 32cc; Natural	176	$0.18	$31.68
8 oz PET Black Bottle (Comfort Cream)	224	$2.99	$669.76
HDPE Push Up Deodorant Bottle - 2oz; White	526	$6.00	$3,156.00
HDPE Push Up Deodorant Bottle - 2oz; Black	1002	$6.00	$6,012.00

27

Deodorant Lids; Black	933	$3.00	$2,799.00
Deodorant Lids; White	735	$3.00	$2,205.00
3oz Roll-On Bottles; White	2157	$8.00	$17,256.00
Smooth caps for Roll On	2591	$3.00	$7,773.00
2oz 58mm DW SQ PP/PP Wht Jar LP	1116	$2.00	$2,232.00
MDPE Plastic Tottle Tube - 8oz; White	80	$2.80	$224.00
8oz white Jars "DailyCBD"	771	$8.00	$6,168.00
12oz White Jars "Tubs"	138	$10.00	$1,380.00
Black Tin Slip Cover "Stache Cement"	288	$8.00	$2,304.00
2oz Black Smooth Lids	149	$3.00	$447.00
2oz Clear Jars	170	$3.00	$510.00
8/16oz Black Ribbed LIds	189	$8.00	$1,512.00
3.2/3.75 Treatment Pumps	333	$8.00	$2,664.00
2oz White Lids	434	$4.00	$1,736.00
1/2oz Jar Pumps	49	$5.00	$245.00
155x56mm Shrink Band Perfed 1m/ct (Uline S-18632)	10	$29.00	$290.00
1oz Capsule Bottle Metal Lids	479	$8.00	$3,832.00
8/16oz Black Smooth Lids	97	$8.00	$776.00
1/2oz Black Jars	337	$6.00	$2,022.00
24-410 Saddle Head Pumps/ribbed Skirt	256	$5.00	$1,280.00
Capsule Bottles Brown	373	$9.00	$3,357.00
16oz Black PET 89-400 Single Wall Jar	37	$8.00	$296.00
Black 89-400 Smooth Skirt Lid	36	$8.00	$288.00
2oz Black Jar	20	$8.00	$160.00
2oz Black smooth Lids	21	$8.00	$168.00
MDPE Plastic Tottle Tube - 6oz; White	10	$3.00	$30.00
MDPE Plastic Tottle Tube - 6oz; Black	112	$3.00	$336.00
4oz Black Jars	18	$4.00	$72.00
4oz Black Jar Lids	18	$4.00	$72.00
2oz PS/PP DBL Wall S/S Jar	40	$4.00	$160.00
2oz 58-400 Ribbed Cap white	39	$4.00	$156.00
8oz Black Belt Recover Rub Labeled Jars	87	$10.00	$870.00
3oz temple Tonic Labeled Jars	59	$10.00	$590.00
Crack is Wack Labeled Jars	13	$10.00	$130.00
0.5oz Black Smooth Lids	336	$3.00	$1,008.00
8/16oz White Ribbed Lids	45	$8.00	$360.00
Capsule Bottles White	60	$8.00	$480.00
4oz PET bullet Black	48	$8.00	$384.00

28

20-410 Treatment Pump 5.3" blk	48	$4.00	$192.00
2.4oz Aqua D'Amore Labeled Bottles	36	$12.00	$432.00
500ml JR/SS 89-A White (16oz)	134	$8.00	$1,072.00
2oz Black Smooth Lids	70	$6.00	$420.00
1oz PET bottle	86	$7.00	$602.00
Treatment Pumps for 1oz PET Bottles	85	$8.00	$680.00
8/16oz 89-400 Smooth Lids White	131	$8.00	$1,048.00
2oz Ribbed Lids White	881	$8.00	$7,048.00
2oz White Jars	153	$8.00	$1,224.00
8/16oz Black Smooth Lids	369	$8.00	$2,952.00
1oz White Jars	2350	$8.00	$18,800.00
1oz White LIds	2350	$8.00	$18,800.00
2oz LDPE Plastic Boston round "White"	218	$4.00	$872.00
2oz Pumps For Bottles	108	$3.00	$324.00
1oz Bottles "Unicorn Drops"	515	$2.00	$1,030.00
1oz Flip Caps	548	$2.00	$1,096.00
1/2" 38-400 Smooth Lids "White"	5873	$8.00	$46,984.00
4oz Pre Labeled Smooth Stud Jars	67	$9.00	$603.00
8oz White Tottle Bottle PreLabeled Power Wash	37	$8.00	$296.00
8oz Bullet "Black"	400	$4.00	$1,600.00
16oz Squat Bottom "Black"	296	$8.00	$2,368.00
8oz PET single Wall 'Black"	503	$6.00	$3,018.00
88-400 Lids Black 8/16oz	642	$8.00	$5,136.00
8/16oz Black Pumps	278	$5.00	$1,390.00
0.5oz Black Jars	148	$6.00	$888.00
0.5oz Black Lids	963	$8.00	$7,704.00
4oz Black Pumps	370	$8.00	$2,960.00
3.2/3.75 20-410 Treatment Pump	390	$4.00	$1,560.00
Droppers "White Top"	921	$2.00	$1,842.00
Droppers "Black Top"	1695	$2.00	$3,390.00

29

Pillow Packs
Jack Knob Polish (water base lube) .17oz		16600	$0.23	$3,818.00
Daily Lube (water base) .17oz		200	$0.23	$46.00
Bella Amore Passionale (hybrid lube) .17oz		25800	$0.23	$5,934.00
Bella Aqua d' Amore (water base lube) .17oz		12,000	$0.23	$2,760.00
1937 Comfort Cream .17oz		2000	$0.54	$1,080.00
Bella Crema Elegante .17oz		7500	$0.54	$4,050.00
Bella Olio d' Amore (silicone lube) .17oz		9300	$0.34	$3,162.00
Black Belt Recover Rub .17oz		3100	$0.54	$1,674.00

Black Belt CBD
Control Capsules	discontinued	0	$15.80	$0.00
Performance Protein - Beef Base
Acai Berry - 32oz; 125mg	discontinued	0	$14.10	$0.00
Chai - 32oz; 125mg	discontinued	0	$14.10	$0.00
Peanut Butter Chocolate - 32oz; 125mg	discontinued	0	$15.24	$0.00
Performance Protein - Plant Base
Acai Berry - 2oz; 7.5mg	discontinued	0	$1.98	$0.00
Acai Berry - 32oz; 125mg	discontinued	0	$12.60	$0.00
Chai - 2oz; 7.5mg	discontinued	0	$1.98	$0.00
Chai - 32oz; 125mg	discontinued	0	$12.60	$0.00
Peanut Butter Chocolate - 2oz; 7.5mg	discontinued	0	$2.07	$0.00
Peanut Butter Chocolate - 32oz; 125mg	discontinued	0	$14.12	$0.00
Warrior Warm Up
Chai - 12oz; 250mg	discontinued	0	$2.49	$0.00
Fruit Punch - 12oz; 250mg	discontinued	0	$2.49	$0.00
Black Belt Foam Roller "BBCBD" Huge 2 mats		2	$12,000.00	$24,000.00

30

Raw Materials	Qty:	Weight or Units by ounce-instock	Cost
Hemp Oil (food grade) 55gal drums	2(55gal)	14080	$0.20	$2,816.00
Shower Gel 55gal drum	2(55gal)	7680	$0.17	$1,305.60
Jojoba Oil 55gal drum	0(55gal) "open"	0	$0.86	$0.00
MCT Fractinated Coconut Oil 55gal drum	1(55gal)	2560	$0.20	$512.00
Shaving Cream 50gal drum	1(55gal)	7040	$0.03	$225.28
Hand Lotion 220gal tote	1(220gal)	7040	$0.88	$6,195.20
Unscented Shampoo 55gal drum	1(55gal)	3200	$0.88	$2,816.00
Unscented Conditioner 55gal drum	1(55gal)	3200	$0.88	$2,816.00
French Pink Clay 2.2lbs	2(2.2lbs)	70.4	$1.50	$105.60
Fresh Feet Lotion 5gal bucket	2(5gal)	1280	$0.37	$473.60
Yellow Beeswax (lb)	1(box)	432	$0.62	$267.84
Marigold Eye Cream (oz)		24	$810.00	$19,440.00
Biodegradable Glitter (kg) sold by the box	12(box)	12	$250.00	$3,000.00
Shea Butter (oz)	1(50lbs)	800	$0.91	$728.00
Select Natural Brown (Caramel) food color powder	2(5lbs)	160	$0.46	$74.00
Stevia Bags	1 lb	10	$61.99	$619.90
Stevia Extract	1 Kg	13	$58.96	$766.48
Facial Cleanser (oz), New Direction	2(5gal)	640	$0.20	$126.78
Dr. Adorable Inc Hemp Seed Oil 100%	1(32oz)	32	$1.03	$32.99
Coconut Oil (oz)	4(5gal)	640	$0.68	$435.20
Hand Sanitizer	15 x 60fl oz	15	$29.99	$449.85
Avacado Oil	7.5lbs	1	$210.00	$210.00

31

Citric Acid	50lbs	0	$80.00	$0.00
Baking Soda	50lbs	0	$90.00	$0.00
Luxury Facial Crema	1(5gal)	1	$895.00	$895.00
Unscented Conditioner 5gal	2(5gal)	2	$750.00	$1,500.00
Silicone Lubricant 5gal	2(5gal)	2	$3,000.00	$6,000.00
Hybrid Lube 5gal	1(5gal)	0	$2,500.00	$2,500.00
Best Flavors 50lb Chocolate		1	$1,100.00	$1,100.00
Best Flavors 50lb Peanut Butter		1	$1,100.00	$1,100.00
Best Flavors 50lb Fruit Punch		1	$1,100.00	$1,100.00
Best Flavors 10lb Fruit Punch		1	$224.50	$224.50
Best Flavors 10lb Chai		1	$224.50	$224.50
Best Flavors 10lb Chocolate		1	$224.50	$224.50
best Flavors 10lb Acai		1	$224.50	$224.50
Caffeine Anhydrous	21.6kg	1	$1,699.95	$1,699.95
Apricot Kernal Oil 1 Gallon		5	$52.97	$264.85
Blue Raspberry (48ml)		174	$2.48	$431.52
Camphor 5gal		1	$550.00	$550.00
Rose Fragrance Oil 5gal		1	$614.58	$614.58
Eucalyptus OIl 5gal		1	$740.00	$740.00
Peppermint Oil 5gal		2	$620.00	$1,240.00
Blue Hawaii Fragrance Oil 5gal		1	$555.90	$555.90
Belize Fragrance Oil 5gal		1	$597.07	$597.07
True Blue Manoi Oil 5Gal		1	$350.01	$350.01
Coconut Oil 1gal		1	$26.15	$26.15
Camphor 10 Gallon		1	$1,100.00	$1,100.00
CBD Isolate 1KG Mile High Labs		1	$7,500.00	$7,500.00
Menthol Crystals 8oz Bags		2	$24.99	$49.98
Menthol Crystals 8lb Bag		2	$278.38	$556.76
Guarana 250g		2	$19.96	$39.92
Turbinado Cane Sugar 6lb		2	$10.96	$21.92
Turbinado Cane Sugar 2lb		1	$4.08	$4.08
Apricot Oil 16oz		2	$6.75	$13.50
Blue Hawaii OIl 1lb		1	$550.00	$550.00
Belize Fragrance Oil 1lb		1	$550.00	$550.00
Lavender OIl 1lb		1	$550.00	$550.00
Lemon Oil 1lb		1	$550.00	$550.00
Lavender Chamomile Oil 1lb		1	$550.00	$550.00

32

Marjoram Oil 1lb	1	$550.00	$550.00
Patchouli Oil 1lb	1	$550.00	$550.00
Rose Water 8oz	2	$550.00	$1,100.00
Vtamin E Skin Oil 4oz	1	$550.00	$550.00
Cinnamon Leaf Oil 4oz	1	$550.00	$550.00
E-Oil 2.5oz	1	$7.99	$7.99
Cramp Bark 2oz	2	$70.00	$140.00
Musk Fragrance Oil 1lb	1	$550.00	$550.00
Clove Oil 4oz	1	$65.00	$65.00
Cayenne Oil 4oz	1	$65.00	$65.00
Best Flavors Chocolate 1oz	2	$16.99	$33.98
Rosemary Oil 2oz	1	$40.00	$40.00
Clary Safe Oil 0.5oz	1	$25.00	$25.00
Black Diamond Pigment Powder 4oz	1	$19.99	$19.99
Cetaphil 16oz	1	$16.00	$16.00
Neroli Oil 16oz	1	$20.00	$20.00
Neem OIl 12 oz	1	$80.00	$80.00
Spearmint Oil 1oz	1	$18.00	$18.00
Roman Chamomile 1oz	1	$18.00	$18.00
Vanilla Oil 1oz	1	$18.00	$18.00
Tea Tree Oil 1oz	1	$18.00	$18.00
Charcoal & Clay Powder 8oz	1	$50.00	$50.00
Kaolin White Clay 8oz	1	$50.00	$50.00
Moroccan Red Clay 8oz	1	$50.00	$50.00
French Green Clay 8oz	1	$50.00	$50.00
Bentonite Clay 8oz	1	$50.00	$50.00
60CC Catheters syringes 25 units per box	5	$28.99	$144.95
Lip Balm Crafting Kit	1	$24.99	$24.99
Soy Wax 10lb	1	$44.99	$44.99
Epson Salt 4lb	0	$2.79	$0.00

33

Best Flavors Strawberry Flavor 1oz		1	$16.99	$16.99
Best Flavors Fruit Punch Flavor 1oz		1	$16.99	$16.99
Best Flavors Blueberry Flavor 1oz		1	$16.99	$16.99
Best Flavors Banana Flavor 1oz		1	$16.99	$16.99
Best Flavors Pina Colada 1oz		1	$16.99	$16.99
Best Flavors Cinnamon Flavor		1	$16.99	$16.99
Baking Soda 1lb		1	$8.07	$8.07
Shea Butter 55lbs		1	$139.56	$139.56
Himalayan Sea Salt		0	$27.00	$0.00
Miscellaneous Items
Weight Scale		2	$199.99	$399.98
Silica Gel Packs	5000 Packets	2	$245.00	$490.00
Coleman Sleeping Blankets		3	$29.99	$89.97
1500 Watt Indoor Heater		2	$79.99	$159.98
Large Bath Bomb Kits		200	$9.99	$1,998.00
Stainless Steel Mixing Pots		5	$19.99	$99.95
Measuring Spoon Set		1	$9.99	$9.99
Heat Guns		3	$39.99	$119.97
Induction Stove Tops		2	$39.99	$79.98
3M Cool Flow Respirator		1	$24.99	$24.99
Impulse Bag Sealer		1	$49.99	$49.99
Induction Sealer		2	$49.99	$99.98
Nitrile Gloves Medium Boxes	15	15	$8.99	$134.85
Nitrile Gloves Small Boxes	8	9	$8.99	$80.91
Nitrile Gloves Large Box	2	2	$8.99	$17.98
Nitrile Gloves X-Large	2	2	$8.99	$17.98
Infrared Thermometer		1	$250.00	$250
Old Crema Elegante Glass Jars 33.8x22.8x24.3 cm	Sold	0	$8.00	$0.00
Blüm Lighters	Sold	0	$6.50	$0.00
Brown Gift Bags		60	$1.00	$60.00
Orbi Wifi Extender		1	$50.00	$50.00
Dog Treat Molds		2	$10.00	$20.00
Pallet Jack 5500lb		1	$300.00	$300.00

34

3M N95 Cool Flow Respirator Box		1	$40.00	$40.00
Ikea Nymo Lamp Shades		2	$25.00	$50.00
ULINE Black Shredded Paper 106qt bin		1	$100.00	$100.00
Wall Clock		1	$25.00	$25.00
Aprons		2	$25.00	$50.00
Metal Mallet		1	$20.00	$20.00
Oven Mitts		1	$10.00	$10.00
Capsule Set		1	$10.00	$10.00
Size 1 Vegetable Capsules		6000	$0.35	$2,100.00
1 Inch Binders		8	$1.50	$12.00
HP Printer		1	$250.00	$250.00
Black Belt Table Cover		1	$250.00	$250.00
Aluminum Tissue .0005x6x6 1000 Series		970	$1.00	$970.00
Pre-Labeled 1gallon plastic jars for BB proteins	discontinued	0	$3.78	$0.00

			Total Storage 420	$779,938.09

35

EXHIBIT B

INTELLECTUAL PROPERTY ASSIGNMENT

This Intellectual Property Assignment (the “Assignment”) is made effective as of February 18, 2020 (“Effective Date”) by Ayako Holdings, Inc., a Nevada corporation, Happy Rat Licensing, LLC, a Nevada limited liability company d/b/a Altitude Products, Magical Beasts, LLC, a Nevada limited liability company d/b/a Social Media Unicorn (the “Assignor”) for the benefit of Jupiter Wellness Marketing, Inc. a Florida corporation (“Assignee”).

In accordance with the provisions of that certain Sales Distributorship Agreement dated of even date herewith between Ayako Holdings, Inc. and Jupiter Wellness Marketing, Inc., Assignor the covenants and terms set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby sells, assigns, transfers, conveys and delivers to Assignee all rights, titles, interests and claims owned or held by the Assignor and used or useful pursuant to, related to or arising from mark “Bella, Jack, Felix & Ambrosia, fitCBD, Black Belt CBD, dailyCBD” and variants thereto, including, without limitation, the mark “Bella, Jack, Felix & Ambrosia, fitCBD, Black Belt CBD, dailyCBD (Stylized) as identified in the mark application set forth before the United States Patent and Trademark Office, Serial numbers Jack 88421454, Black Belt CBD 88421305, Daily 88420646, Hemp Caring 88260917, FitCBD 88421149 and (together, the “Marks”) wherever located, whether tangible and intangible, real, personal or mixed, including, without limitation, to Assignee as a successor to the business of Assignor, or portion thereof, to which the Marks pertain, to the extent ongoing and existing, all goodwill associated with such Marks, the right to applications, registrations, renewals, reissues, and extensions of such Marks, and the right to sue and recover from any third party for any past and/or continuing infringements or contract breaches, said rights, titles, licenses and interests to be held and enjoyed by Assignee, for Assignee’s own use and benefit and for the use and benefit of Assignee’s successors, assigns or other legal representatives, as fully and entirely as the same would have been held and enjoyed by the Assignor if this sale, conveyance, transfer and assignment had not been made.

IN WITNESS WHEREOF, the Assignor hereby executes this Assignment as of the Effective Date ASSIGNOR:

By: ________________________________

Krista Whitley, Director, Ayako Holdings, Inc., Manager, Happy Rat Licensing, LLC and Manager, Magical Beasts, LLC

36